UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

ADVAXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Deer Park Drive, Suite K-1 Monmouth Junction, NJ	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXS	Nasdaq Capital Market
Preferred Share Purchase Rights	-	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

Advaxis, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on June 3, 2021. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.	The election of six (6) directors to serve until the Company’s 2022 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

2.	The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended to date, the “Charter”) to increase the number of authorized shares of common stock, $0.001 par value per share (the “Common Stock”), from 170,000,000 shares to 300,000,000 shares;

3.	The approval of an amendment to the Company’s 2015 Incentive Plan (the “2015 Incentive Plan”) to increase the existing limitations on awards granted in any calendar year;

4.	The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021; and

5.	A proposal to authorize the adjournment of the Annual Meeting to June 17, 2021 to solicit additional proxies to vote in favor of Proposal 3, to approve the reverse stock split proposal, and Proposal 5 to ratify and approve the prior amendment to the Company’s 2015 Incentive Plan (each such proposals as further described in the Company’s proxy statement relating to the Annual Meeting, filed with the Securities and Exchange Commission (“SEC”) on April 21, 2021) (the “Adjournment Proposal”).

At the close of business on April 15, 2021, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 137,960,967 shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of 84,392,166 shares of the Company’s Common Stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, (i) the six directors were elected, (ii) the amendment to the Charter to increase the number of Common Stock was not approved, (iii) the amendment to the 2015 Incentive Plan to increase the existing per-participant annual award limitations included therein was approved, (iv) the appointment of the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021 was ratified and (v) the Adjournment Proposal was approved.

Proposal No. 1— Election of Directors

The vote with respect to the election of directors was as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Roni A. Appel	38,258,173	20,396,947	4,115,008	21,622,038
Kenneth A. Berlin	36,922,507	21,949,475	3,898,146	21,622,038
Richard J. Berman	36,061,217	22,569,081	4,139,830	21,622,038
Dr. Samir N. Khleif	38,220,379	20,652,894	3,896,855	21,622,038
Dr. James P. Patton	38,498,022	20,286,337	3,985,769	21,622,038
Dr. David Sidransky	37,927,811	20,995,241	3,847,076	21,622,038

Proposal No. 2 — Amendment to Charter to Increase Number of Common Stock

The vote with respect to the approval of an amendment to Charter to increase the number of authorized shares of Common Stock from 170,000,000 shares to 300,000,000 shares was as follows:

For	Against	Abstain
44,449,337	38,738,669	1,204,160

Proposal No. 4 — Amendment to 2015 Incentive Plan

The vote to approve an amendment of the Company’s 2015 Incentive Plan to increase the existing limitations on awards granted in any calendar year was as follows:

For	Against	Abstain	Broker Non-Votes
32,972,653	27,203,517	2,593,958	21,622,038

Proposal No. 6 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021 was as follows:

For	Against	Abstain
70,483,459	10,003,959	3,904,748

Adjournment Proposal — Proposal to adjourn the vote on certain of the proposals presented at the Annual Meeting

The vote to adjourn the Annual Meeting to June 17, 2021 to solicit additional proxies to vote in favor of Proposal 3, to approve the reverse stock split proposal, and Proposal 5 to ratify and approve the prior amendment to the Company’s 2015 Incentive Plan (each such proposals as further described in the Company’s proxy statement relating to the Annual Meeting, filed with the SEC on April 21, 2021) was as follows:

For	Against	Abstain
51,667,886	31,625,806	1,098,474

Item 8.01 Other Events

In accordance with the Adjournment Proposal, which was approved by the stockholders, the Annual Meeting was adjourned to June 17, 2021, at 10:00 a.m. Eastern Time with respect to Proposal 3, to approve an amendment to the Company’s Charter to effect a reverse stock split of the Company’s common stock at a ratio determined by the Board of Directors within a range of one-for-five to one-for-fifteen, without reducing the authorized number of shares of the Company’s common stock, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the Annual Meeting without further approval or authorization of the Company’s stockholders, and Proposal 5, to ratify and approve the prior amendment to the Company’s 2015 Incentive Plan, which was adopted following the 2020 Annual Meeting of Stockholders, to increase the total number of shares of common stock authorized for issuance thereunder from 877,744 shares to 6,000,000 shares.

The adjourned Annual Meeting will be held at the same virtual meeting location, on June 17, 2021 at 10:00 am Eastern Time at www.virtualshareholdermeeting.com/adxs2021. This will enable the Company’s stockholders of record as of the record date, which was April 15, 2021, additional time to consider and vote on Proposals 3 and 5, and enable the Company’s proxy solicitor, Alliance Advisors, more time to assist the Company with the solicitation of stockholder votes on Proposals 3 and 5.

At the adjourned Annual Meeting on June 17, 2021, stockholders will be deemed to be present in person and vote at such adjourned meeting in the same manner as disclosed in the definitive proxy statement the Company filed with the Securities and Exchange Commission on April 21, 2021 and mailed to the stockholders. Valid proxies submitted prior to the reconvened Annual Meeting will continue to be valid for the upcoming reconvened Annual Meeting, unless properly changed or revoked prior to votes being taken at such reconvened Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 4, 2021	ADVAXIS, INC.

	By:	/s/ Kenneth A. Berlin
	Name:	Kenneth A. Berlin
	Title:	President, Chief Executive Officer and Interim Chief Financial Officer